EXHIBIT 99.1

News Release

Contact:
William L. Prater	Will Fisackerly
Treasurer and	First Vice President and
Chief Financial Officer	Director of Investor Relations
662/680-2000	662/680-2475

BancorpSouth Announces Third Quarter 2011 Earnings of

$11.9 Million or $0.14 per Diluted Share

TUPELO, Miss., October 24, 2011/PRNewswire-FirstCall via COMTEX/ — BancorpSouth, Inc. (NYSE: BXS) today announced financial results for the quarter ended September 30, 2011. The Company reported net income of $11.9 million, or $0.14 per diluted share, for the third quarter of 2011 compared with $11.3 million, or $0.13 per diluted share, for the third quarter of 2010.

Aubrey Patterson, Chairman and Chief Executive Officer of BancorpSouth, remarked, “BancorpSouth’s earnings for the third quarter of 2011 benefited from a reduction in our provision for credit losses to $25.1 million for the quarter compared with $54.9 million for the third quarter of 2010 and $32.2 million for the second quarter of 2011. While this reduction reflected continued improvement in our credit quality, we remain focused on working through our problem credits and reducing our non-performing loans (“NPLs”).

“NPLs declined 4.5 percent or $17.0 million during the third quarter of 2011 to $362.8 million at September 30, 2011 compared with $379.8 million at June 30, 2011. This decline followed a 10.6 percent, or $45.2 million, sequential quarter decline during the second quarter of 2011. In addition, net charge-offs declined 30.0 percent, or $9.9 million, to $23.1 million for the third quarter of 2011 compared with the second quarter of 2011, which followed a 36.7 percent, or $19.1 million, sequential quarter decline for the second quarter of 2011. Gross nonaccrual loan formation increased to $60.8 million for the third quarter of 2011, following three consecutive sequential quarter declines in nonaccrual loan formation from $166.2 million for the third quarter of 2010 to $50.4 million for the second quarter of 2011. Total loans 30 – 89 days past due increased during the third quarter of 2011 to $54.1 million at September 30, 2011, following five consecutive sequential quarter declines from $142.8 million at March 31, 2010 to $47.9 million at June 30, 2011. Despite these increases in gross nonaccrual loan formation and loans 30 – 89 days past due, we believe that both remain at manageable levels.

“The $17.0 million decline in NPLs during the third quarter of 2011 consisted primarily of a $16.6 million decline in nonaccrual loans. Construction, acquisition and development (“CAD”) nonaccrual loans declined $28.9 million to $171.6 million at September 30, 2011 from June 30, 2011 and represented 54.6 percent of total nonaccrual loans at the end of the third quarter. This decline was partially offset by a $9.9 million increase in consumer mortgage nonaccrual loans during the third quarter. Total loans 90 days or more past due and still accruing increased $3.4

Box 789 • Tupelo, MS 38802-0789 • (662) 680-2000

BancorpSouth, Inc. is a financial holding company.

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BXS Announces Third Quarter Results

October 24, 2011

million from June 30, 2011 to $7.4 million at September 30, 2011, and restructured loans and leases still accruing declined $3.8 million from June 30, 2011 to $41.0 million at September 30, 2011.

“As anticipated, other real estate owned rose during the third quarter of 2011, increasing 7.6 percent from the end of the second quarter of 2011. While foreclosures declined $9.1 million during the third quarter to $29.1 million, sales of foreclosed properties also declined $8.0 million to $13.1 million for the quarter ended September 30, 2011. Sales of other real estate owned were essentially on a break-even basis for the third quarter of 2011, consistent with the second quarter of 2011. Write-downs in the value of foreclosed properties increased to $4.4 million for the third quarter of 2011 from $2.3 million for the second quarter of 2011.

“Despite margin pressure attributable to a weak lending environment and historically low interest rates, our community banking operations again produced consistent, solid results. In addition, our noninterest revenue businesses remained resilient, with double-digit growth in mortgage lending revenue, excluding mortgage servicing rights (“MSR”) adjustment, due in part to the hiring of additional mortgage origination staff. Additionally, our insurance business generated further organic growth compared with the third quarter of 2010. We also continued to manage noninterest expenses well despite a one-time expense of $3.1 million related to the closure of 22 branches during the third quarter.

“Our primary focus is to continue improving credit quality. At the end of the third quarter, 89.0 percent of our nonaccrual loans were determined to be collaterally dependent, and after write-downs and specific reserves, the remaining book balance of these loans was 70.4 percent of the unpaid principal balance. At September 30, 2011, coverage of unimpaired nonaccrual loans by the nonspecified allowance for credit losses was 466 percent and coverage of unimpaired NPLs by the nonspecified allowance for credit losses was 194 percent. In addition, 48.1 percent of nonaccrual loans were paying as agreed at September 30, 2011, compared with 46.6 percent at the end of the second quarter of 2011. We also further strengthened our capital during the third quarter, with our ratio of tangible equity to tangible assets increasing to 7.58 percent at September 30, 2011 from 7.11 percent at September 30, 2010 and 7.32 percent at June 30, 2011.”

Net Interest Revenue

Net interest revenue was $108.1 million for the third quarter of 2011, a decrease of 1.5 percent from $109.7 million for the third quarter of 2010 and 1.7 percent from $109.9 million for the second quarter of 2011. The fully taxable equivalent net interest margin was 3.66 percent for the third quarter of 2011 compared with 3.64 percent for the third quarter of 2010 and 3.71 percent for the second quarter of 2011.

Asset, Deposit and Loan Activity

Total assets were $13.2 billion at September 30, 2011 compared with $13.6 billion at September 30, 2010. Total deposits were $11.1 billion at September 30, 2011, a decrease of 1.2 percent

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BXS Announces Third Quarter Results

October 24, 2011

from $11.2 billion at September 30, 2010. Loans and leases, net of unearned income, were $9.1 billion at September 30, 2011, a decrease of 4.8 percent from $9.5 billion at September 30, 2010.

The CAD loan portfolio, which decreased $359.1 million, or 26.9 percent, for the 12 months ended September 30, 2011, accounted for 78.2 percent of the decline in net loans and leases over the same period. Excluding the impact of the CAD loan portfolio, net loans and leases declined $99.9 million, or 1.2 percent, for the 12 months ended September 30, 2011.

Time deposits, which decreased $645.4 million, or 17.0 percent, for the 12 months ended September 30, 2011, were offset by significant growth in noninterest bearing demand deposits, which increased $230.9 million, or 11.7 percent, over the same time period. Savings and interest bearing demand deposits collectively increased $280.9 million, or 5.2%, for the 12 months ended September 30, 2011. Patterson added, “In an environment conducive to neither loan growth nor meaningful investment yields, the Company’s strategic focus continues to be to de-emphasize commoditized deposits and to increase multi-service household accounts.”

Provision for Credit Losses and Allowance for Credit Losses

For the third quarter of 2011, the provision for credit losses was $25.1 million, compared with $54.9 million for the third quarter of 2010 and $32.2 million for the second quarter of 2011. Annualized net charge-offs were 1.01 percent of average loans and leases for the third quarter of 2011, compared with 2.10 percent for the third quarter of 2010 and 1.42 percent for the second quarter of 2011.

NPLs were $362.8 million, or 4.01 percent of net loans and leases, at September 30, 2011 compared with $409.4 million, or 4.30 percent of net loans and leases, at September 30, 2010 and $379.8 million, or 4.12 percent of net loans and leases, at June 30, 2011. The allowance for credit losses was 2.21 percent of net loans and leases at September 30, 2011 compared with 2.16 percent at September 30, 2010 and 2.14 percent at June 30, 2011.

Total NPLs at September 30, 2011 consisted primarily of $314.5 million of nonaccrual loans, compared with $331.1 million at June 30, 2011. NPLs at September 30, 2011 also included $7.4 million of loans 90 days or more past due and still accruing, compared with $4.0 million at June 30, 2011, and restructured loans still accruing of $41.0 million at September 30, 2011, compared with $44.8 million at June 30, 2011. Loans and leases 30 to 89 days past due were $54.1 million at September 30, 2011 compared with $47.9 million at June 30, 2011.

At September 30, 2011, $111.4 million of NPLs were residential CAD loans, $62.6 million were other CAD loans, $66.3 million were commercial real estate mortgage loans and $50.3 million were consumer mortgages. NPLs from all other loan types totaled $72.2 million at September 30, 2011. Included in nonaccrual loans reported at September 30, 2011 were $151.3 million of loans, or 48.1 percent of total nonaccrual loans, that were paying as agreed. These loans were generally placed on nonaccrual status because the collateral values were less than the outstanding balances, and because of uncertainty as to whether the borrowers possessed adequate liquidity or

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BXS Announces Third Quarter Results

October 24, 2011

will be able to generate sufficient cash flow to satisfy the debt given the short-fall in collateral values. Such loans are generally deemed to be impaired, with a specific reserve established for the difference in the balance owed and the collateral values.

Noninterest Revenue

Noninterest revenue was $62.1 million for the third quarter of 2011, compared with $69.8 million for the third quarter of 2010 and $75.1 million for the second quarter of 2011. These results include negative MSR value adjustments of $11.7 million, $4.6 million and $3.8 million, respectively, as well as net securities gains of $2.0 million, $2.3 million and $10.0 million, respectively.

Excluding the MSR value adjustments, net mortgage lending revenue was $10.2 million for the third quarter of 2011, compared with $13.5 million for the third quarter of 2010 and $5.8 million for the second quarter of 2011. Mortgage origination volume for the third quarter of 2011 was $374.8 million, compared with $490.3 million for the third quarter of 2010 and $245.3 million for the second quarter of 2011.

Credit and debit card fees increased $3.4 million, or 35.7 percent, for the third quarter of 2011 from the third quarter of 2010 and $1.7 million, or 15.3 percent, from the second quarter of 2011. Service charges decreased $1.3 million, or 6.9 percent, for the comparable quarters and increased $0.8 million, or 4.7 percent, sequentially. Insurance commissions rose $1.2 million, or 5.7 percent, for the comparable quarters and declined $0.9 million, or 4.0 percent, sequentially.

Noninterest Expense

Noninterest expense for the third quarter of 2011 was $130.7 million, compared with $123.1 million for the third quarter of 2010 and $137.1 million for the second quarter of 2011. Results for the second quarter of 2011 included prepayment expenses of $9.8 million related to the early repayment of FHLB advances.

Noninterest expense for the third quarter of 2011 reflected a one-time expense of $3.1 million related to the closure of 22 branch offices during the quarter under the Company’s branch optimization project. In addition, foreclosed property expense increased to $6.1 million for the third quarter of 2011 from $4.9 million for the third quarter of 2010 and $3.8 million for the second quarter of 2011, while deposit insurance assessments decreased to $3.8 million for the third quarter of 2011 from $4.8 million for the third quarter of 2010 and $6.4 million for the second quarter of 2011.

Capital Management

BancorpSouth remains a “well capitalized” financial holding company, as defined by federal regulations, with Tier 1 risk-based capital of 11.36 percent at September 30, 2011 and total risk based capital of 12.62 percent, compared with required minimum levels of 6 percent and 10 percent, respectively, to be classified as “well capitalized.” The Company’s equity capitalization is 100 percent common stock. BancorpSouth’s ratio of shareholders’ equity to assets increased

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BXS Announces Third Quarter Results

October 24, 2011

to 9.60 percent at September 30, 2011, compared with 9.10 percent at September 30, 2010 and 9.33 percent at June 30, 2011. The ratio of tangible shareholders’ equity to tangible assets increased to 7.58 percent at September 30, 2011, compared with 7.11 percent at September 30, 2010 and 7.32 percent at June 30, 2011.

Summary

Patterson concluded, “Our third quarter results indicate that our credit issues remain manageable. In addition to our continuing focus on improving credit quality, we remain committed to maintaining a strong capital base and ample liquidity. We remain appropriately cautious about the near-term impact of the economic environment on our operating results. However, our banking and noninterest revenue operations have continued to produce solid, stable financial results in the aggregate throughout the recessionary economic environment. We continue to provide our customers with outstanding customer service and a comprehensive range of financial products and services, strengthening existing relationships and consistently building new ones. We continue to enhance the skills and experience of our employees, while maintaining control of noninterest expenses. Through a multitude of steady, disciplined, day-to-day efforts by people throughout our organization, we believe we are enhancing our prospects for both stronger financial results in a more robust economic environment and increased shareholder value.”

Conference Call

BancorpSouth will conduct a conference call to discuss its third quarter 2011 results tomorrow, October 25, 2011, at 10:00 a.m. (Central Time). Investors may listen via the Internet by accessing BancorpSouth’s website at http://www.bancorpsouth.com. A replay of the conference call will be available at BancorpSouth’s website for at least two weeks following the call.

Forward-Looking Statements

Certain statements contained in this news release may not be based on historical facts and are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may be identified by their reference to a future period or periods or by the use of forward-looking terminology such as “anticipate,” “believe,” “estimate,” “expect,” “may,” “might,” “will,” “would,” “could” or “intend.” These forward-looking statements include, without limitation, statements relating to our ability to manage the levels of gross nonaccrual loan formation and loans 30 – 89 days past due, our ability to improve credit quality, our ability to enhance prospects for stronger financial results and increased shareholder value, and our use of non-GAAP financial measures.

We caution you not to place undue reliance on the forward-looking statements contained in this news release in that actual results could differ materially from those indicated in such forward-looking statements because of a variety of factors. These factors may include, but are not limited to, conditions in the financial markets and economic conditions generally, the soundness of other financial institutions, the availability of capital on favorable terms if and when needed, liquidity risk, the credit risk associated with real estate construction, acquisition and development loans,

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BXS Announces Third Quarter Results

October 24, 2011

estimates of costs and values associated with real estate construction, acquisition and development loans in the Company’s loan portfolio, the adequacy of the Company’s allowance for credit losses to cover actual credit losses, governmental regulation and supervision of the Company’s operations, the susceptibility of the Company’s business to local economic conditions, the impact of recent legislation and regulations on service charges for core deposit accounts, changes in interest rates, the impact of monetary policies and economic factors on the Company’s ability to attract deposits or make loans, volatility in capital and credit markets, the impact of hurricanes or other adverse weather events, risks in connection with completed or potential acquisitions, dilution caused by the Company’s issuance of any additional shares of its common stock to raise capital or to acquire other banks, bank holding companies, financial holding companies and insurance agencies, restrictions on the Company’s ability to declare and pay dividends, the Company’s growth strategy, diversification in the types of financial services the Company offers, competition with other financial services companies, interruptions or breaches in security of the Company’s information systems, the failure of certain third part vendors to perform, the Company’s ability to improve its internal controls adequately, any requirement that the Company write down goodwill or other intangible assets, other factors generally understood to affect the financial results of financial services companies, and other factors described from time to time in BancorpSouth’s filings with the Securities and Exchange Commission. We undertake no obligation to update these forward-looking statements to reflect events or circumstances that occur after the date on which such statements were made.

BancorpSouth, Inc. is a financial holding company headquartered in Tupelo, Mississippi, with $13.2 billion in assets. BancorpSouth Bank, a wholly-owned subsidiary of BancorpSouth, Inc., operates approximately 290 commercial banking, mortgage, insurance, trust and broker/dealer locations in Alabama, Arkansas, Florida, Louisiana, Mississippi, Missouri, Tennessee and Texas. BancorpSouth Bank also operates an insurance location in Illinois.

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BXS Announces Third Quarter Results

October 24, 2011

BancorpSouth, Inc.

Selected Financial Data

	Three Months Ended September 30,		Nine Months Ended September 30,
(Dollars in thousands, except per share amounts)	2011	2010	2011	2010
Earnings Summary:
Net interest revenue	$108,075	$109,678	$327,424	$330,889
Provision for credit losses	25,112	54,850	110,831	160,723
Noninterest revenue	62,055	69,752	205,510	190,170
Noninterest expense	130,698	123,087	397,777	363,586

Income (loss) before income taxes	14,320	1,493	24,326	(3,250)
Income tax provision (benefit)	2,386	(9,767)	60	(10,346)

Net income (loss)	$11,934	$11,260	$24,266	$7,096

Earning (loss) per share: Basic	$0.14	$0.13	$0.29	$0.09

Diluted	$0.14	$0.13	$0.29	$0.08

Balance sheet data at September 30:
Total assets			$13,198,518	$13,583,016
Total earning assets			11,976,397	12,450,699
Loans and leases, net of unearned income			9,055,905	9,514,929
Allowance for credit losses			199,686	205,081
Total deposits			11,063,233	11,196,864
Common shareholders’ equity			1,266,753	1,235,705
Book value per share			15.17	14.80

Average balance sheet data:
Total assets	$13,174,655	$13,304,882	$13,358,657	$13,219,171
Total earning assets	12,039,067	12,266,426	12,219,226	12,127,291
Loans and leases, net of unearned interest	9,138,414	9,601,142	9,228,583	9,689,886
Total deposits	11,141,372	11,177,626	11,330,322	11,044,948
Common shareholders’ equity	1,251,815	1,229,146	1,231,286	1,246,647

Non-performing assets at September 30:
Non-accrual loans and leases			$314,479	$347,181
Loans and leases 90+ days past due, still accruing			7,354	9,910
Restructured loans and leases, still accruing			40,966	52,325
Other real estate owned			162,686	82,647

Total non-performing assets			525,485	492,063
Net charge-offs as a percentage of average loans (annualized)	1.01%	2.10%	1.56%	1.81%

Performance ratios (annualized):
Return on average assets	0.36%	0.34%	0.24%	0.07%
Return on common equity	3.78%	3.63%	2.63%	0.76%
Total shareholders’ equity to total assets	9.60%	9.10%	9.60%	9.10%
Tangible shareholders' equity to tangible assets	7.58%	7.11%	7.58%	7.11%
Net interest margin	3.66%	3.64%	3.69%	3.74%
Average shares outstanding—basic	83,488,963	83,432,535	83,485,694	83,421,821
Average shares outstanding—diluted	83,489,134	83,473,138	83,511,808	83,529,579
Cash dividends per share	$0.01	$0.22	$0.13	$0.66
Tier I capital	11.36%	10.56%	11.36%	10.56%
Total capital	12.62%	11.82%	12.62%	11.82%
Tier I leverage capital	8.66%	8.26%	8.66%	8.26%

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BXS Announces Third Quarter Results

October 24, 2011

BancorpSouth, Inc.

Consolidated Balance Sheets

(Unaudited)

	Sep-11	Jun-11	Mar-11	Dec-10	Sep-10
	(Dollars in thousands)
Assets
Cash and due from banks	$161,876	$166,761	$146,989	$99,916	$128,160
Interest bearing deposits with other banks	338,250	304,344	102,312	172,170	211,189
Held-to-maturity securities, at amortized cost	—	—	1,667,203	1,613,019	1,357,888
Available-for-sale securities, at fair value	2,481,555	2,560,824	1,145,463	1,096,062	915,877
Federal funds sold and securities purchased under agreement to resell	—	—	150,000	150,000	325,000
Loans and leases	9,096,928	9,255,879	9,255,609	9,376,351	9,556,962
Less: Unearned income	41,023	41,326	41,773	43,244	42,033
Allowance for credit losses	199,686	197,627	198,333	196,913	205,081

Net loans and leases	8,856,219	9,016,926	9,015,503	9,136,194	9,309,848
Loans held for sale	100,687	70,519	56,876	93,697	125,815
Premises and equipment, net	323,285	328,075	329,862	332,890	335,618
Accrued interest receivable	53,338	55,525	61,105	61,025	63,797
Goodwill	271,297	271,297	271,297	270,097	270,097
Bank owned life insurance	197,945	197,028	194,988	194,064	192,459
Other real estate owned	162,686	151,204	136,412	133,412	82,647
Other assets	251,380	244,547	269,228	262,464	264,621

Total Assets	$13,198,518	$13,367,050	$13,547,238	$13,615,010	$13,583,016

Liabilities
Deposits:
Demand: Noninterest bearing	$2,198,535	$2,096,655	$2,027,990	$2,060,145	$1,967,635
Interest bearing	4,736,858	4,939,553	5,023,073	4,931,518	4,623,103
Savings	968,277	944,993	932,574	863,034	801,153
Other time	3,159,563	3,327,262	3,480,477	3,635,324	3,804,973

Total deposits	11,063,233	11,308,463	11,464,114	11,490,021	11,196,864
Federal funds purchased and securities sold under agreement to repurchase	449,501	426,097	421,782	440,593	501,175
Short-term Federal Home Loan Bank borrowings and other short-term borrowing	1,500	703	2,715	2,727	152,738
Accrued interest payable	10,017	11,348	13,238	14,336	16,574
Junior subordinated debt securities	160,312	160,312	160,312	160,312	160,312
Long-term Federal Home Loan Bank borrowings	33,500	35,000	110,000	110,000	110,000
Other liabilities	213,702	178,424	164,016	174,777	209,648

Total Liabilities	11,931,765	12,120,347	12,336,177	12,392,766	12,347,311
Shareholders’ Equity
Common stock	208,722	208,722	208,704	208,704	208,704
Capital surplus	227,006	226,362	225,597	224,976	224,170
Accumulated other comprehensive income (loss)	14,595	6,289	(16,579)	(14,453)	(2,705)
Retained earnings	816,430	805,330	793,339	803,017	805,536

Total Shareholders’ Equity	1,266,753	1,246,703	1,211,061	1,222,244	1,235,705

Total Liabilities & Shareholders’ Equity	$13,198,518	$13,367,050	$13,547,238	$13,615,010	$13,583,016

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BXS Announces Third Quarter Results

October 24, 2011

BancorpSouth, Inc.

Consolidated Average Balance Sheets

(Unaudited)

	Sep-11	Jun-11	Mar-11	Dec-10	Sep-10
	(Dollars in thousands)
Assets
Cash and due from banks	$148,409	$151,194	$156,329	$176,979	$202,147
Interest bearing deposits with other banks	309,146	187,901	167,271	282,396	75,943
Held-to-maturity securities, at amortized cost	—	1,097,562	1,653,284	1,436,222	1,223,676
Available-for-sale securities, at fair value	2,529,482	1,609,720	1,085,131	996,006	917,677
Federal funds sold and securities purchased under agreement to resell	—	38,736	150,000	209,511	282,228
Loans and leases	9,179,730	9,291,434	9,342,939	9,461,161	9,645,252
Less: Unearned income	41,316	42,307	42,954	42,474	44,110
Allowance for credit losses	205,209	212,968	218,107	215,278	227,201

Net loans and leases	8,933,205	9,036,159	9,081,878	9,203,409	9,373,941
Loans held for sale	62,025	44,704	39,098	91,262	81,004
Premises and equipment, net	326,800	328,829	330,920	333,516	336,038
Accrued interest receivable	53,122	54,570	58,450	58,591	61,753
Goodwill	271,297	271,297	270,510	270,097	270,097
Bank owned life insurance	14,642	14,189	13,217	9,836	12,394
Other real estate owned	152,052	138,827	129,781	98,944	76,314
Other assets	374,475	391,872	403,894	392,269	391,670

Total Assets	$13,174,655	$13,365,560	$13,539,763	$13,559,038	$13,304,882

Liabilities
Deposits:
Demand: Noninterest bearing	$2,147,707	$2,018,197	$1,893,720	$1,975,318	$1,911,125
Interest bearing	4,789,462	4,977,764	5,153,063	4,740,734	4,651,166
Savings	957,871	941,169	897,312	831,805	786,267
Other time	3,246,332	3,418,741	3,553,543	3,745,046	3,829,068

Total deposits	11,141,372	11,355,871	11,497,638	11,292,903	11,177,626
Federal funds purchased and securities sold under agreement to repurchase	457,640	423,949	430,930	475,760	476,853
Short-term Federal Home Loan Bank borrowings and other short-term borrowing	486	1,641	2,719	147,839	6,426
Accrued interest payable	12,108	13,558	14,873	16,811	18,239
Junior subordinated debt securities	160,312	160,312	160,312	160,312	160,312
Long-term Federal Home Loan Bank borrowings	34,984	89,395	110,000	110,000	110,734
Other liabilities	115,938	98,553	103,892	129,899	125,546

Total Liabilities	11,922,840	12,143,279	12,320,364	12,333,524	12,075,736
Shareholders’ Equity
Common stock	208,722	208,715	208,704	208,704	208,704
Capital surplus	226,582	225,912	225,162	224,357	224,168
Accumulated other comprehensive income (loss)	6,379	(10,040)	(14,346)	(3,331)	(4,983)
Retained earnings	810,132	797,694	799,879	795,784	801,257

Total Shareholders’ Equity	1,251,815	1,222,281	1,219,399	1,225,514	1,229,146

Total Liabilities & Shareholders’ Equity	$13,174,655	$13,365,560	$13,539,763	$13,559,038	$13,304,882

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BXS Announces Third Quarter Results

October 24, 2011

BancorpSouth, Inc.

Consolidated Condensed Statements of Income

(Dollars in thousands, except per share data)

(Unaudited)

	Quarter Ended					Year To Date
	Sep-11	Jun-11	Mar-11	Dec-10	Sep-10	Sep-11	Sep-10
INTEREST REVENUE:
Loans and leases	$114,260	$116,892	$117,358	$121,672	$123,533	$348,510	$375,110
Deposits with other banks	203	124	122	222	79	449	133
Federal funds sold and securities purchased under agreement to resell	—	35	131	168	213	166	438
Held-to-maturity securities:
Taxable	—	5,066	8,014	8,490	9,010	13,080	27,788
Tax-exempt	—	2,291	3,347	2,952	2,584	5,638	7,457
Available-for-sale securities:
Taxable	13,172	10,451	8,585	7,836	7,782	32,208	24,197
Tax-exempt	4,130	1,871	824	815	795	6,825	2,460
Loans held for sale	632	505	447	902	889	1,584	2,122

Total interest revenue	132,397	137,235	138,828	143,057	144,885	408,460	439,705

INTEREST EXPENSE:
Interest bearing demand	5,324	6,039	6,546	7,462	8,582	17,909	27,725
Savings	828	810	826	891	881	2,464	2,685
Other time	14,837	16,285	17,483	19,827	21,108	48,605	64,172
Federal funds purchased and securities sold under agreement to repurchase	95	135	152	189	209	382	652
FHLB borrowings	375	1,194	1,523	1,569	1,543	3,092	4,976
Junior subordinated debt	2,861	2,860	2,859	2,864	2,880	8,580	8,597
Other	2	—	2	2	4	4	9

Total interest expense	24,322	27,323	29,391	32,804	35,207	81,036	108,816

Net interest revenue	108,075	109,912	109,437	110,253	109,678	327,424	330,889
Provision for credit losses	25,112	32,240	53,479	43,293	54,850	110,831	160,723

Net interest revenue, after provision for credit losses	82,963	77,672	55,958	66,960	54,828	216,593	170,166

NONINTEREST REVENUE:
Mortgage lending	(1,443)	2,003	7,581	18,126	8,898	8,141	11,619
Credit card, debit card and merchant fees	12,981	11,263	10,346	9,951	9,569	34,590	27,712
Service charges	17,334	16,556	15,368	16,854	18,621	49,258	53,836
Trust income	2,854	2,850	3,134	3,072	2,783	8,838	8,077
Security gains (losses), net	2,047	10,045	17	(470)	2,327	12,109	3,039
Insurance commissions	22,012	22,941	22,549	18,013	20,825	67,502	64,159
Other	6,270	9,486	9,316	8,428	6,729	25,072	21,728

Total noninterest revenue	62,055	75,144	68,311	73,974	69,752	205,510	190,170

NONINTEREST EXPENSE:
Salaries and employee benefits	71,851	70,142	70,375	65,980	68,232	212,368	205,708
Occupancy, net of rental income	11,144	10,232	10,671	10,668	11,038	32,047	32,340
Equipment	5,346	5,595	5,658	5,459	5,523	16,599	17,139
Deposit insurance assessments	3,781	6,436	5,425	5,895	4,752	15,642	13,364
Prepayment penalty on FHLB borrowings	—	9,778	—	—	—	9,778	—
Other	38,576	34,886	37,881	35,445	33,542	111,343	95,035

Total noninterest expenses	130,698	137,069	130,010	123,447	123,087	397,777	363,586

Income (loss) before income taxes	14,320	15,747	(5,741)	17,487	1,493	24,326	(3,250)
Income tax expense (benefit)	2,386	2,921	(5,247)	1,641	(9,767)	60	(10,346)

Net income (loss)	$11,934	$12,826	($494)	$15,846	$11,260	$24,266	$7,096

Net income (loss) per share: Basic	$0.14	$0.15	($0.01)	$0.19	$0.13	$0.29	$0.09

Diluted	$0.14	$0.15	($0.01)	$0.19	$0.13	$0.29	$0.08

- MORE -

BXS Announces Third Quarter Results

October 24, 2011

BancorpSouth, Inc.

Selected Loan Data

(Dollars in thousands)

(Unaudited)

	Quarter Ended
	Sep-11	Jun-11	Mar-11	Dec-10	Sep-10
LOAN AND LEASE PORTFOLIO:
Commercial and industrial	$1,503,391	$1,526,686	$1,484,223	$1,491,183	$1,438,415
Real estate
Consumer mortgages	1,966,124	1,971,499	1,958,367	1,951,563	1,972,483
Home equity	523,030	531,787	531,406	543,272	552,095
Agricultural	249,715	255,310	250,393	252,292	262,083
Commercial and industrial-owner occupied	1,329,644	1,366,734	1,316,824	1,331,473	1,375,466
Construction, acquisition and development	976,694	1,060,675	1,117,335	1,174,743	1,335,836
Commercial	1,772,003	1,764,648	1,831,226	1,816,951	1,810,626
Credit cards	103,232	101,955	100,732	106,345	102,672
All other	632,072	635,259	623,330	665,285	665,253

Total loans	$9,055,905	$9,214,553	$9,213,836	$9,333,107	$9,514,929

ALLOWANCE FOR CREDIT LOSSES:
Balance, beginning of period	$197,627	$198,333	$196,913	$205,081	$200,744
Loans and leases charged off:
Commercial and industrial	(1,295)	(5,556)	(8,809)	(1,782)	(2,822)
Real estate
Consumer mortgages	(2,344)	(1,629)	(3,260)	(5,291)	(3,398)
Home equity	(1,712)	(1,391)	(1,082)	(1,138)	(1,792)
Agricultural	(2,345)	(373)	(592)	(487)	(33)
Commercial and industrial-owner occupied	(4,222)	(3,228)	(1,716)	(1,659)	(1,231)
Construction, acquisition and development	(7,697)	(16,783)	(32,343)	(34,989)	(38,517)
Commercial	(4,467)	(1,597)	(4,514)	(6,327)	(2,887)
Credit cards	(760)	(725)	(881)	(990)	(1,046)
All other	(770)	(4,971)	(553)	(2,093)	(798)

Total loans charged off	(25,612)	(36,253)	(53,750)	(54,756)	(52,524)

Recoveries:
Commercial and industrial	348	589	184	707	318
Real estate
Consumer mortgages	485	220	143	423	143
Home equity	51	46	45	60	23
Agricultural	—	45	2	4	8
Commercial and industrial-owner occupied	99	21	173	195	154
Construction, acquisition and development	923	1,493	564	776	663
Commercial	300	392	13	707	98
Credit cards	141	239	255	143	317
All other	212	262	312	280	287

Total recoveries	2,559	3,307	1,691	3,295	2,011

Net charge-offs	(23,053)	(32,946)	(52,059)	(51,461)	(50,513)
Provision charged to operating expense	25,112	32,240	53,479	43,293	54,850

Balance, end of period	$199,686	$197,627	$198,333	$196,913	$205,081

Average loans for period	$9,138,414	$9,249,127	$9,300,029	$9,418,687	$9,601,142

Ratios:
Net charge-offs to average loans (annualized)	1.01%	1.42%	2.24%	2.19%	2.10%

- MORE -

BXS Announces Third Quarter Results

October 24, 2011

BancorpSouth, Inc.

Selected Loan Data

(Dollars in thousands)

(Unaudited)

	Quarter Ended
	Sep-11	Jun-11	Mar-11	Dec-10	Sep-10
NON-PERFORMING ASSETS
NON-PERFORMING LOANS AND LEASES:
Nonaccrual Loans and Leases
Commercial and industrial	$11,122	$9,337	$14,655	$13,075	$12,339
Real estate
Consumer mortgages	44,100	34,174	36,025	34,021	25,561
Home equity	2,634	1,232	1,543	811	1,361
Agricultural	6,254	8,526	7,597	7,589	4,986
Commercial and industrial-owner occupied	26,977	26,387	24,638	20,338	15,004
Construction, acquisition and development	171,566	200,434	224,847	211,547	231,987
Commercial	49,500	48,571	58,945	57,766	51,590
Credit cards	551	546	617	720	724
All other	1,775	1,869	1,859	1,632	3,629

Total nonaccrual loans and leases	314,479	331,076	370,726	347,499	347,181

Loans and Leases 90+ Days Past Due, Still Accruing:
Commercial and industrial	1,846	118	501	675	1,571
Real estate
Consumer mortgages	4,136	2,482	3,152	6,521	6,241
Home equity	134	242	139	173	146
Agricultural	131	—	7	123	330
Commercial and industrial-owner occupied	42	—	255	20	192
Construction, acquisition and development	290	432	19	197	526
Commercial	106	19	7	—	115
Credit cards	257	299	240	330	396
All other	412	388	509	461	393

Total loans and leases 90+ days past due, still accruing	7,354	3,980	4,829	8,500	9,910

Restructured Loans and Leases, Still Accruing	40,966	44,786	49,472	38,376	52,325

Total non-performing loans and leases	362,799	379,842	425,027	394,375	409,416

OTHER REAL ESTATE OWNED:	162,686	151,204	136,412	133,412	82,647

Total Non-performing Assets	$525,485	$531,046	$561,439	$527,787	$492,063

Additions to Nonaccrual Loans and Leases During the Quarter	$60,799	$50,427	$111,241	$131,140	$166,171

Loans and Leases 30-89 Days Past Due, Still Accruing:
Commercial and industrial	$9,759	$7,903	$8,407	$13,654	$10,581
Real estate
Consumer mortgages	20,144	18,621	17,136	19,147	22,490
Home equity	2,066	2,916	2,492	1,906	3,088
Agricultural	1,485	2,901	818	1,122	1,101
Commercial and industrial-owner occupied	7,348	2,786	4,369	10,183	16,385
Construction, acquisition and development	4,469	4,939	8,047	6,758	11,538
Commercial	5,136	4,091	7,090	3,823	4,657
Credit cards	851	785	969	1,023	799
All other	2,832	3,005	2,192	2,766	3,143

Total Loans and Leases 30-89 days past due, still accruing	$54,090	$47,947	$51,520	$60,382	$73,782

Credit Quality Ratios:
Provision for credit losses to average loans and leases (annualized)	1.10%	1.39%	2.30%	1.84%	2.29%
Allowance for credit losses to net loans and leases	2.21%	2.14%	2.15%	2.11%	2.16%
Allowance for credit losses to non-performing assets	38.00%	37.21%	35.33%	37.31%	41.68%
Allowance for credit losses to non-performing loans and leases	55.04%	52.03%	46.66%	49.93%	50.09%
Non-performing loans and leases to net loans and leases	4.01%	4.12%	4.61%	4.23%	4.30%
Non-performing assets to net loans and leases	5.80%	5.76%	6.09%	5.65%	5.17%

- MORE -

BXS Announces Third Quarter Results

October 24, 2011

BancorpSouth, Inc.

Selected Loan Data

(Dollars in thousands)

(Unaudited)

	Quarter Ended
	Sep-11	Jun-11	Mar-11	Dec-10	Sep -10
REAL ESTATE CONSTRUCTION, ACQUISITION AND DEVELOPMENT (“CAD”) PORTFOLIO:
Outstanding Balance
Multi-family construction	$10,349	$19,116	$21,051	$27,992	$28,540
One-to-four family construction	181,445	198,809	212,435	218,554	239,455
Recreation and all other loans	61,084	66,366	63,686	48,375	45,085
Commercial construction	140,570	160,834	155,402	173,557	239,099
Commercial acquisition and development	206,516	222,460	244,950	250,658	260,787
Residential acquisition and development	376,730	393,090	419,811	455,607	522,870

Total outstanding balance	$976,694	$1,060,675	$1,117,335	$1,174,743	$1,335,836

Nonaccrual CAD Loans
Multi-family construction	$—	$9,174	$8,352	$12,517	$10,668
One-to-four family construction	17,937	24,537	33,570	23,794	27,476
Recreation and all other loans	712	774	708	481	1,020
Commercial construction	10,159	16,618	20,889	34,710	28,712
Commercial acquisition and development	31,862	37,207	47,200	29,658	34,438
Residential acquisition and development	110,896	112,124	114,128	110,387	129,673

Total nonaccrual CAD loans	171,566	200,434	224,847	211,547	231,987

CAD Loans 90+ Days Past Due, Still Accruing:
Multi-family construction	—	—	—	—	—
One-to-four family construction	211	—	—	—	—
Recreation and all other loans	—	2	2	—	—
Commercial construction	—	—	—	195	—
Commercial acquisition and development	—	—	—	—	150
Residential acquisition and development	79	430	17	2	376

Total CAD loans 90+ days past due, still accruing	290	432	19	197	526

Restructured CAD Loans, Still Accruing
Multi-family construction	—	—	—	—	—
One-to-four family construction	321	1,697	113	63	417
Recreation and all other loans	24	24	—	—	—
Commercial construction	—	—	—	—	2,244
Commercial acquisition and development	1,415	1,415	834	604	1,735
Residential acquisition and development	410	2,274	3,408	1,495	7,290

Total restructured CAD loans, still accruing	2,170	5,410	4,355	2,162	11,686

Total Non-performing CAD loans	$174,026	$206,276	$229,221	$213,906	$244,199

CAD NPL as a % of Outstanding CAD Balance
Multi-family construction	—	48.0%	39.7%	44.7%	37.4%
One-to-four family construction	10.2%	13.2%	15.9%	10.9%	11.6%
Recreation and all other loans	1.2%	1.2%	1.1%	1.0%	2.3%
Commercial construction	7.2%	10.3%	13.4%	20.1%	12.9%
Commercial acquisition and development	16.1%	17.4%	19.6%	12.1%	13.9%
Residential acquisition and development	29.6%	29.2%	28.0%	24.6%	26.3%
Total CAD NPL as a % of outstanding CAD balance	17.8%	19.4%	20.5%	18.2%	18.3%

- MORE -

BXS Announces Third Quarter Results

October 24, 2011

BancorpSouth, Inc.

Selected Loan Data

(Dollars in thousands)

(Unaudited)

	September 30, 2011
	Pass	Special Mention	Substandard	Doubtful	Loss	Impaired	Total
LOAN PORTFOLIO BY INTERNALLY ASSIGNED GRADE:
Commercial and industrial	$1,448,253	$2,657	$44,873	$1,049	$558	$6,001	$1,503,391
Real estate
Consumer mortgages	1,781,174	11,819	137,284	5,057	83	30,707	1,966,124
Home equity	503,067	309	16,058	1,002	1,068	1,526	523,030
Agricultural	224,247	2,436	18,815	—	—	4,217	249,715
Commercial and industrial-owner occupied	1,206,806	17,006	82,588	865	—	22,379	1,329,644
Construction, acquisition and development	653,635	18,221	134,932	1,782	123	168,001	976,694
Commercial	1,537,944	26,151	162,076	—	—	45,832	1,772,003
Credit cards	102,873	11	158	190	—	—	103,232
All other	610,381	108	19,857	483	17	1,226	632,072

Total loans	$8,068,380	$78,718	$616,641	$10,428	$1,849	$279,889	$9,055,905

- MORE -

BXS Announces Third Quarter Results

October 24, 2011

BancorpSouth, Inc.

Selected Loan Data

(Dollars in thousands)

(Unaudited)

	As of
	Sep-11	Jun-11	Mar-11	Dec-10	Sep-10
Unpaid principal balance of impaired loans	$342,839	$374,760	$423,497	$345,377	$311,941
Cumulative charge-offs on impaired loans	62,950	71,103	84,676	71,972	69,783

Impaired nonaccrual loan and lease outstanding balance	279,889	303,657	338,821	273,405	242,158
Other non-accrual loans and leases not impaired	34,590	27,419	31,905	74,094	105,023

Total non-accrual loans and leases	$314,479	$331,076	$370,726	$347,499	$347,181

Allowance for impaired loans	38,657	46,810	49,419	40,719	43,584

Nonaccrual loans and leases, net of specific reserves	$275,822	$284,266	$321,307	$306,780	$303,597

Loans and leases 90+ days past due, still accruing	7,354	3,980	4,829	8,500	9,910
Restructured loans and leases, still accruing	40,966	44,786	49,472	38,376	52,325

Total non-performing loans and leases	$362,799	$379,842	$425,027	$394,375	$409,416

Allowance for impaired loans	$38,657	$46,810	$49,419	$40,719	$43,584
Allowance for all other loans and leases	161,029	150,817	148,914	156,194	161,497

Total allowance for credit losses	$199,686	$197,627	$198,333	$196,913	$205,081

Outstanding balance of impaired loans	$279,889	$303,657	$338,821	$273,405	$242,158
Allowance for impaired loans	38,657	46,810	49,419	40,719	43,584

Net book value of impaired loans	$241,232	$256,847	$289,402	$232,686	$198,574

Net book value of impaired loans as a % of unpaid principal balance	70%	69%	68%	67%	64%
Coverage of other non-accrual loans and leases not impaired by the allowance for all other loans and leases	466%	550%	467%	211%	154%
Coverage of non-performing loans and leases not impaired by the allowance for all other loans and leases	194%	198%	173%	129%	97%

- MORE -

BXS Announces Third Quarter Results

October 24, 2011

BancorpSouth, Inc.

Geographical Information

(Dollars in thousands)

(Unaudited)

	Alabama and Florida Panhandle	Arkansas	Mississippi	Missouri	Greater Memphis Area	Northeast Tennessee	Texas and Louisiana	Other	Total
LOAN AND LEASE PORTFOLIO:
Commercial and industrial	$57,232	$217,374	$316,622	$56,125	$24,346	$87,484	$271,249	$472,959	$1,503,391
Real estate
Consumer mortgages	112,812	276,618	771,982	60,469	86,473	162,699	421,824	73,247	1,966,124
Home equity	60,795	42,713	177,310	27,855	72,339	77,632	62,598	1,788	523,030
Agricultural	6,563	72,995	74,385	4,883	11,760	13,871	59,692	5,566	249,715
Commercial and industrial-owner occupied	118,204	169,721	461,948	69,369	108,567	98,464	243,305	60,066	1,329,644
Construction, acquisition and development	124,744	78,979	259,405	71,312	109,470	115,452	206,783	10,549	976,694
Commercial	198,358	349,499	354,536	233,105	121,314	107,041	361,443	46,707	1,772,003
Credit cards	—	—	—	—	—	—	—	103,232	103,232
All other	14,398	43,002	78,744	623	42,252	25,797	30,369	396,887	632,072

Total loans	$693,106	$1,250,901	$2,494,932	$523,741	$576,521	$688,440	$1,657,263	$1,171,001	$9,055,905

CAD PORTFOLIO:
Multi-family construction	$—	$—	$11	$8,771	$689	$416	$350	$112	$10,349
One-to-four family construction	31,513	13,118	45,489	9,853	11,128	33,145	35,240	1,959	181,445
Recreation and all other loans	1,397	10,127	28,676	566	2,812	959	15,887	660	61,084
Commercial construction	17,726	6,611	36,579	11,698	10,545	21,952	33,941	1,518	140,570
Commercial acquisition and development	11,844	19,711	56,667	15,847	33,689	24,410	42,117	2,231	206,516
Residential acquisition and development	62,264	29,412	91,983	24,577	50,607	34,570	79,248	4,069	376,730

Total CAD loans	$124,744	$78,979	$259,405	$71,312	$109,470	$115,452	$206,783	$10,549	$976,694

NON-PERFORMING LOANS AND LEASES:
Commercial and industrial	$2,724	$1,971	$798	$1,859	$489	$316	$3,197	$2,878	$14,232
Real estate
Consumer mortgages	5,378	4,396	10,138	4,610	2,903	8,129	5,982	8,798	50,334
Home equity	701	—	212	—	1,189	531	134	1	2,768
Agricultural	654	760	1,226	1,316	2,819	264	100	2	7,141
Commercial and industrial-owner occupied	4,127	8,975	6,575	3,714	4,842	3,256	1,342	1,403	34,234
Construction, acquisition and development	45,889	7,380	11,073	15,564	34,112	21,064	38,944	—	174,026
Commercial	5,607	2,672	15,535	22,534	10,910	5,354	3,054	650	66,316
Credit cards	—	—	—	—	—	—	—	3,403	3,403
All other	1,389	2,379	4,038	—	—	1,234	—	1,305	10,345

Total loans	$66,469	$28,533	$49,595	$49,597	$57,264	$40,148	$52,753	$18,440	$362,799

- MORE -

BXS Announces Third Quarter Results

October 24, 2011

BancorpSouth, Inc.

Selected Additional Information

(Dollars in thousands)

(Unaudited)

	September 30, 2011
	Alabama and Florida Panhandle	Arkansas	Mississippi	Missouri	Greater Memphis Area	Northeast Tennessee	Texas and Louisiana	Other	Total
OTHER REAL ESTATE OWNED:
Commercial and industrial	$439	$17	$—	$—	$946	$—	$—	$—	$1,402
Real estate
Consumer mortgages	5,368	475	3,533	—	5,259	2,090	821	1,976	19,522
Home equity	—	63	155	—	—	368	100	—	686
Agricultural	951	—	968	—	4,233	—	78	—	6,230
Commercial and industrial-owner occupied	1,093	109	2,216	77	3,225	525	378	—	7,623
Construction, acquisition and development	11,355	2,384	18,890	2,706	70,189	6,072	2,998	—	114,594
Commercial	2,939	1,631	1,266	451	2,601	848	234	—	9,970
All other	68	87	276	195	1,980	—	53	—	2,659

Total loans	$22,213	$4,766	$27,304	$3,429	$88,433	$9,903	$4,662	$1,976	$162,686

	Quarter Ended
	Sep-11	Jun-11	Mar-11	Dec-10	Sep-10
OTHER REAL ESTATE OWNED:
Balance, beginning of period	$151,204	$136,412	$133,412	$82,647	$67,560
Additions to foreclosed properties
New foreclosed property	29,063	38,199	21,464	62,683	30,008
Reductions in foreclosed properties
Sales	(13,136)	(21,135)	(13,528)	(8,528)	(12,356)
Writedowns	(4,445)	(2,272)	(4,936)	(3,390)	(2,565)

Balance, end of period	$162,686	$151,204	$136,412	$133,412	$82,647

FORECLOSED PROPERTY EXPENSE
Loss on sale of other real estate owned	$16	$(140)	$492	$807	$1,501
Writedown of other real estate owned	4,445	2,272	4,936	3,390	2,565
Other foreclosed property expense	1,655	1,633	1,654	1,895	846

Total foreclosed property expense	$6,116	$3,765	$7,082	$6,092	$4,912

- MORE -

BXS Announces Third Quarter Results

October 24, 2011

BancorpSouth, Inc.

Noninterest Revenue and Expense

(Dollars in thousands)

(Unaudited)

	Quarter Ended
	Sep-11	Jun-11	Mar-11	Dec-10	Sep-10
NONINTEREST REVENUE:
Mortgage lending	$(1,443)	$2,003	$7,581	$18,126	$8,898
Credit card, debit card and merchant fees	12,981	11,263	10,346	9,951	9,569
Service charges	17,334	16,556	15,368	16,854	18,621
Trust income	2,854	2,850	3,134	3,072	2,783
Securities gains (losses), net	2,047	10,045	17	(470)	2,327
Insurance commissions	22,012	22,941	22,549	18,013	20,825
Annuity fees	552	1,094	1,296	458	537
Brokerage commissions and fees	1,627	1,437	1,638	1,436	1,340
Bank-owned life insurance	1,734	2,223	1,699	2,303	1,793
Other miscellaneous income	2,357	4,732	4,683	4,231	3,059

Total noninterest revenue	$62,055	$75,144	$68,311	$73,974	$69,752

NONINTEREST EXPENSE:
Salaries and employee benefits	$71,851	$70,142	$70,375	$65,980	$68,232
Occupancy, net of rental income	11,144	10,232	10,671	10,668	11,038
Equipment	5,346	5,595	5,658	5,459	5,523
Deposit insurance assessments	3,781	6,436	5,425	5,895	4,752
Prepayment penalty on FHLB borrowings	—	9,778	—	—	—
Advertising	1,140	1,291	889	1,760	1,742
Foreclosed property expense	6,116	3,765	7,082	6,092	4,912
Telecommunications	2,097	2,036	2,143	2,148	2,624
Public relations	1,415	1,554	1,514	1,361	1,423
Data processing	2,614	2,365	2,301	1,428	1,576
Computer software	1,863	1,899	1,848	1,937	1,793
Amortization of intangibles	823	833	854	950	961
Legal	1,586	1,095	2,586	1,872	1,727
Postage and shipping	1,182	1,171	1,297	1,269	1,237
Other miscellaneous expense	19,740	18,877	17,367	16,628	15,547

Total noninterest expense	$130,698	$137,069	$130,010	$123,447	$123,087

INSURANCE COMMISSIONS:
Property and casualty commissions	$16,226	$16,527	$13,683	$13,304	$15,795
Life and health commissions	4,359	4,301	4,477	3,627	3,717
Risk management income	703	596	713	617	812
Other	724	1,517	3,676	465	501

Total insurance commissions	$22,012	$22,941	$22,549	$18,013	$20,825

- MORE -

BXS Announces Third Quarter Results

October 24, 2011

BancorpSouth, Inc.

Selected Additional Information

(Dollars in thousands)

(Unaudited)

	Quarter Ended
	Sep-11	Jun-11	Mar-11	Dec-10	Sep-10
MORTGAGE SERVICING RIGHTS:
Fair value, beginning of period	$39,455	$42,306	$38,642	$26,901	$29,363
Additions to mortgage servicing rights:
Originations of servicing assets	3,127	2,380	2,431	4,725	4,314
Changes in fair value:
Due to payoffs/paydowns	(1,745)	(1,390)	(1,300)	(1,881)	(2,164)
Due to change in valuation inputs or assumptions used in the valuation model	(11,676)	(3,839)	2,540	8,895	(4,609)
Other changes in fair value	(2)	(2)	(7)	2	(3)

Fair value, end of period	$29,159	$39,455	$42,306	$38,642	$26,901

MORTGAGE LENDING REVENUE:
Production revenue:
Origination	$8,688	$4,066	$3,224	$7,942	$12,735
Servicing	3,290	3,166	3,117	3,170	2,936
Payoffs/Paydowns	(1,745)	(1,390)	(1,300)	(1,881)	(2,164)

Total production revenue	10,233	5,842	5,041	9,231	13,507
Market value adjustment	(11,676)	(3,839)	2,540	8,895	(4,609)

Total mortgage lending revenue	$(1,443)	$2,003	$7,581	$18,126	$8,898

HELD-TO-MATURITY SECURITIES, at amortized cost
U.S. Government agencies	$—	$—	$1,278,185	$1,246,649	$988,666
Obligations of states and political subdivisions	—	—	389,018	366,370	369,222

Total held-to-maturity securities	$—	$—	$1,667,203	$1,613,019	$1,357,888

AVAILABLE-FOR-SALE SECURITIES, at fair value
U.S. Government agencies	$1,497,456	$1,599,231	$459,763	$433,158	$440,442
Government agency issued residential mortgage-back securities	420,689	430,402	529,302	503,229	320,471
Government agency issued commercial mortgage-back securities	34,475	31,627	30,938	29,994	25,982
Obligations of states and political subdivisions	519,431	486,653	111,380	110,165	108,958
Collateralized debt obligations	—	—	—	—	576
Other	9,504	12,911	14,080	19,516	19,448

Total available-for-sale securities	$2,481,555	$2,560,824	$1,145,463	$1,096,062	$915,877

- MORE -

BXS Announces Third Quarter Results

October 24, 2011

BancorpSouth, Inc.

Average Balances, Interest Income and Expense,

and Average Yields and Rates

(Dollars in thousands)

(Unaudited)

	Quarter Ended September 30, 2011
(Taxable equivalent basis)	Average Balance	Interest	Yield/ Rate
ASSETS
Loans, loans held for sale, and leases net of unearned income	$9,200,439	$115,605	4.99%
Available-for-sale securities:
Taxable	2,123,772	13,283	2.48%
Tax-exempt	405,710	6,354	6.21%
Short-term investments	309,146	203	0.26%

Total interest earning assets and revenue	12,039,067	135,445	4.46%
Other assets	1,340,797
Less: allowance for credit losses	(205,209)

Total	$13,174,655

LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits:
Demand—interest bearing	$4,789,462	$5,323	0.44%
Savings	957,871	828	0.34%
Other time	3,246,332	14,837	1.81%
Short-term borrowings	458,199	112	0.10%
Junior subordinated debt	160,312	2,861	7.08%
Long-term debt	34,984	361	4.09%

Total interest bearing liabilities and expense	9,647,160	24,322	1.00%
Demand deposits—noninterest bearing	2,147,707
Other liabilities	127,973

Total liabilities	11,922,840
Shareholders’ equity	1,251,815

Total	$13,174,655

Net interest revenue		$111,123

Net interest margin			3.66%
Net interest rate spread			3.46%
Interest bearing liabilities to interest earning assets			80.13%
Net interest tax equivalent adjustment		$3,048

- MORE -

BXS Announces Third Quarter Results

October 24, 2011

BancorpSouth, Inc.

Average Balances, Interest Income and Expense,

and Average Yields and Rates

(Dollars in thousands)

(Unaudited)

	Quarter Ended June 30, 2011
(Taxable equivalent basis)	Average Balance	Interest	Yield/ Rate
ASSETS
Loans, loans held for sale, and leases net of unearned income	$9,293,831	$118,284	5.10%
Held-to-maturity securities:
Taxable	887,767	5,143	2.32%
Tax-exempt	209,795	3,523	6.74%
Available-for-sale securities:
Taxable	1,432,822	10,485	2.94%
Tax-exempt	176,898	2,879	6.53%
Short-term investments	226,638	160	0.28%

Total interest earning assets and revenue	12,227,751	140,474	4.61%
Other assets	1,350,777
Less: allowance for credit losses	(212,968)

Total	$13,365,560

LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits:
Demand—interest bearing	$4,977,764	$6,040	0.49%
Savings	941,169	810	0.35%
Other time	3,418,741	16,284	1.91%
Short-term borrowings	425,666	155	0.15%
Junior subordinated debt	160,312	2,860	7.16%
Long-term debt	89,395	1,174	5.27%

Total interest bearing liabilities and expense	10,013,047	27,323	1.09%
Demand deposits—noninterest bearing	2,018,197
Other liabilities	112,035

Total liabilities	12,143,279
Shareholders’ equity	1,222,281

Total	$13,365,560

Net interest revenue		$113,151

Net interest margin			3.71%
Net interest rate spread			3.51%
Interest bearing liabilities to interest earning assets			81.89%
Net interest tax equivalent adjustment		$3,239

- MORE -

BXS Announces Third Quarter Results

October 24, 2011

BancorpSouth, Inc.

Average Balances, Interest Income and Expense,

and Average Yields and Rates

(Dollars in thousands)

(Unaudited)

	Quarter Ended March 31, 2011
(Taxable equivalent basis)	Average Balance	Interest	Yield/ Rate
ASSETS
Loans, loans held for sale, and leases net of unearned income	$9,339,083	$118,648	5.15%
Held-to-maturity securities:
Taxable	1,322,668	8,124	2.49%
Tax-exempt	330,616	5,150	6.32%
Available-for-sale securities:
Taxable	1,014,404	8,585	3.43%
Tax-exempt	70,727	1,267	7.27%
Short-term investments	317,271	253	0.32%

Total interest earning assets and revenue	12,394,769	142,026	4.65%
Other assets	1,363,101
Less: allowance for credit losses	(218,107)

Total	$13,539,763

LIABILITIES AND SHAREHOLDERS' EQUITY
Deposits:
Demand—interest bearing	$5,153,063	$6,546	0.52%
Savings	897,312	826	0.37%
Other time	3,553,543	17,483	2.00%
Short-term borrowings	433,743	193	0.18%
Junior subordinated debt	160,312	2,859	7.23%
Long-term debt	110,000	1,484	5.47%

Total interest bearing liabilities and expense	10,307,973	29,391	1.16%
Demand deposits—noninterest bearing	1,893,720
Other liabilities	118,671

Total liabilities	12,320,364
Shareholders' equity	1,219,399

Total	$13,539,763

Net interest revenue		$112,635

Net interest margin			3.69%
Net interest rate spread			3.49%
Interest bearing liabilities to interest earning assets			83.16%
Net interest tax equivalent adjustment		$3,199

- MORE -

BXS Announces Third Quarter Results

October 24, 2011

BancorpSouth, Inc.

Average Balances, Interest Income and Expense,

and Average Yields and Rates

(Dollars in thousands)

(Unaudited)

	Quarter Ended December 31, 2010
(Taxable equivalent basis)	Average Balance	Interest	Yield/ Rate
ASSETS
Loans, loans held for sale, and leases net of unearned income	$9,509,949	$123,491	5.15%
Held-to-maturity securities:
Taxable	1,154,939	8,600	2.95%
Tax-exempt	281,283	4,542	6.41%
Available-for-sale securities:
Taxable	923,085	7,836	3.37%
Tax-exempt	72,921	1,254	6.82%
Short-term investments	568,528	391	0.27%

Total interest earning assets and revenue	12,510,705	146,114	4.63%
Other assets	1,263,611
Less: allowance for credit losses	(215,278)

Total	$13,559,038

LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits:
Demand—interest bearing	$4,740,734	$7,462	0.62%
Savings	831,805	891	0.42%
Other time	3,745,046	19,827	2.10%
Short-term borrowings	623,862	275	0.17%
Junior subordinated debt	160,312	2,864	7.09%
Long-term debt	110,000	1,485	5.36%

Total interest bearing liabilities and expense	10,211,759	32,804	1.27%
Demand deposits—noninterest bearing	1,975,318
Other liabilities	146,447

Total liabilities	12,333,524
Shareholders’ equity	1,225,514

Total	$13,559,038

Net interest revenue		$113,310

Net interest margin			3.59%
Net interest rate spread			3.36%
Interest bearing liabilities to interest earning assets			81.62%
Net interest tax equivalent adjustment		$3,057

- MORE -

BXS Announces Third Quarter Results

October 24, 2011

BancorpSouth, Inc.

Average Balances, Interest Income and Expense,

and Average Yields and Rates

(Dollars in thousands)

(Unaudited)

	Quarter Ended September 30, 2010
(Taxable equivalent basis)	Average Balance	Interest	Yield/ Rate
ASSETS
Loans, loans held for sale, and leases net of unearned income	$9,682,146	$125,211	5.13%
Held-to-maturity securities:
Taxable	993,494	9,119	3.64%
Tax-exempt	230,182	3,975	6.85%
Available-for-sale securities:
Taxable	847,942	7,782	3.64%
Tax-exempt	69,735	1,225	6.97%
Short-term investments	442,927	292	0.26%

Total interest earning assets and revenue	12,266,426	147,604	4.77%
Other assets	1,265,657
Less: allowance for credit losses	(227,201)

Total	$13,304,882

LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits:
Demand—interest bearing	$4,651,166	$8,582	0.73%
Savings	786,267	881	0.44%
Other time	3,829,068	21,108	2.19%
Short-term borrowings	483,651	257	0.21%
Junior subordinated debt	160,312	2,880	7.13%
Long-term debt	110,734	1,499	5.37%

Total interest bearing liabilities and expense	10,021,198	35,207	1.39%
Demand deposits—noninterest bearing	1,911,125
Other liabilities	143,413

Total liabilities	12,075,736
Shareholders’ equity	1,229,146

Total	$13,304,882

Net interest revenue		$112,397

Net interest margin			3.64%
Net interest rate spread			3.38%
Interest bearing liabilities to interest earning assets			81.70%
Net interest tax equivalent adjustment		$2,719

- MORE -

BXS Announces Third Quarter Results

October 24, 2011

BancorpSouth, Inc.

Reconciliation of Non-GAAP Measures

(Dollars in thousands)

(Unaudited)

Reconciliation of Tangible Assets and Tangible Shareholders’ Equity to

Total Assets and Total Shareholders’ Equity (a):

	September 30,		June 30,
	2011	2010	2011
Tangible assets
Total assets	$13,198,518	$13,583,016	$13,367,050
Less: Goodwill	271,297	270,097	271,297
Other identifiable intangible assets	17,426	20,573	18,249

Total tangible assets	$12,909,795	$13,292,346	$13,077,504
Tangible shareholders’ equity
Total shareholders’ equity	$1,266,753	$1,235,705	$1,246,703
Less: Goodwill	271,297	270,097	271,297
Other identifiable intangible assets	17,426	20,573	18,249

Total tangible shareholders’ equity	$978,030	$945,035	$957,157
Tangible shareholders’ equity to tangible assets	7.58%	7.11%	7.32%

(a)	BancorpSouth, Inc. utilizes the ratio of tangible shareholders' equity to tangible assets when evaluating the performance of the Company. Tangible shareholders' equity is defined by the Company as total shareholders' equity less goodwill and other identifiable intangible assets. Tangible assets are defined by the Company as total assets less goodwill and other identifiable intangible assets. Management believes the ratio of tangible shareholders' equity to tangible assets is important to investors who are interested in evaluating the adequacy of the Company's capital levels.

- END -